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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 8, 2001


                               Greater Bay Bancorp
             (Exact name of registrant as specified in its charter)




          California                                            77-0387041
(State or other jurisdiction of                              (I.R.S. employer
 incorporation or organization)                           identification number)


                         Commission file number: 0-25034

                             2860 West Bayshore Road
                           Palo Alto, California 94303
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (650) 813-8200


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Item 5.  Other Events.

         On October 8, 2001, the Registrant issued a press release announcing the timing of its third quarter 2001 earnings release and conference call. The press release also reported the Registrant's expected earnings per share for the quarter. The subtitle and paragraphs 1, 4, 5, 6 and 7 of the press release, which appear as part of Exhibit 99.1, are filed and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

Exhibits
--------

99.1     Press Release dated October 8, 2001

Item 9.  Regulation FD Disclosure

         The title and paragraphs 2 and 3 of the press release appearing in
Exhibit 99.1 are not filed but are furnished pursuant to Regulation FD.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Greater Bay Bancorp
                                         (Registrant)


Dated: October 8, 2001                              By: /s/ Linda M. Iannone
                                                        --------------------
                                                        Linda M. Iannone
                                                        Senior Vice President
                                                        and General Counsel



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Exhibit Index
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99.1     Press Release dated October 8, 2001







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